SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

Strategic Hotels & Resorts, Inc.

(Exact Name of Registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Madison Street, Suite 1700, Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2010, Strategic Hotels & Resorts, Inc. (the “Company”) filed with the State Department of Assessments and Taxation of the State of Maryland (“SDAT”) Articles of Amendment (the “Articles of Amendment”) to the Company’s charter (the “Charter”) to increase:

•	the number of shares of stock the Company has the authority to issue from 300,000,000 to 400,000,000;

•	the number of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), the Company has authority to issue from 150,000,000 to 250,000,000; and

•	the aggregate par value of all authorized shares of stock having par value from $3,000,000 to $4,000,000.

The foregoing is a summary description of the Articles of Amendment and is qualified in its entirety by the text of the Articles of Amendment attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

On May 18, 2010, under the power contained in Article VI, Sections 6.3 and 6.4 of the Charter, the board of directors of the Company (the “Board” ), reclassified and designated 100,000 shares of the authorized but unissued shares of preferred stock of the Company, $0.01 par value per share (the “Preferred Stock”), as shares of Series D Junior Participating Preferred Stock, $.01 par value per share (the “Junior Preferred Stock”), of the Company with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the Junior Preferred Stock set forth in the Charter (the “Designation”). The Board implemented the Designation to increase the number authorized shares of Junior Preferred Stock from 150,000 to 250,000 in connection with the increase in the number authorized shares of Common Stock discussed above to ensure that there are enough shares of Junior Preferred Stock available under the terms of the Company’s rights plan. The Company filed Articles Supplementary with the SDAT relating to the Designation on May 18, 2010 (the “Articles Supplementary”). The foregoing is a summary description of the Articles Supplementary and is qualified in its entirety by the text of the Articles Supplementary attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On May 13, 2010, the Company and its operating partnership, Strategic Hotel Funding, L.L.C. (“SH Funding”), entered into an underwriting agreement with J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. (the “Underwriting Agreement”), as representatives of the several underwriters listed in the Underwriting Agreement (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters an aggregate of 66,000,000 shares (the “Offered Shares”) of the Company’s Common Stock at a price of $4.3930 per share. The Company also granted the Underwriters a 30-day option to purchase up to 9,900,000 additional shares of Common Stock (the “Option Shares” and, together with the Offered Shares, the “Shares”) solely to cover over-allotments, if any.

The Company and SH Funding have agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act of 1933, as amended, or to contribute payments that the Underwriters may be required to make in respect of these liabilities. In addition, the Underwriting Agreement contains customary representations, warranties and agreements of the Company, SH Funding and the Underwriters, as well as customary conditions to closing.

The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

On May 14, 2010, the Underwriters exercised their option to purchase all of the Option Shares. On May 19, 2010, the Company issued a press release announcing the closing of the sale of all of the Shares. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The offering and sale of the Shares have been registered under the Securities Act of 1933, as amended, pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-157694).

Certain affiliates of the Underwriters are lenders under the Company’s $400 million secured bank credit facility and counterparties to various interest rate swap agreements entered into in the ordinary course of the Company’s business. To the extent that proceeds from the sale of Shares are used to repay debt under the Company’s secured bank credit facility, certain underwriters and their affiliates will receive a portion of the proceeds from the sale of the Shares. J.P. Morgan Securities Inc and Deutsche Bank Securities Inc. are acting as dealer managers for the Company’s pending tender offer (the “Tender Offer”) to purchase any and all of the outstanding 3.50% Exchangeable Senior Notes due 2012 of SH Funding (the “Exchangeable Notes”). Certain of the Underwriters and their affiliates are holders or beneficial owners of the Exchangeable Notes, and to the extent that any Exchangeable Notes held or beneficially owned by them are tendered and accepted for purchase pursuant to the Tender Offer, the tendering Underwriters and affiliates will receive a portion of the proceeds from the sale of the Shares as consideration for the sale of their Exchangeable Notes. In addition, certain of the Underwriters and their affiliates have in the past provided and may from time to time in the future provide commercial banking, financial advisory, investment banking and other services to the Company and SH Funding for which they were and will be entitled to receive separate fees.

On May 13, 2010, Venable LLP delivered its legality opinion with respect to the Shares, a copy of which is attached hereto as Exhibit 5.1. On May 13, 2010, Paul, Hastings, Janofsky & Walker LLP delivered its opinion regarding certain tax matters, a copy of which is attached hereto as Exhibit 8.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The Exhibit Index immediately following the signature page to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Paula C. Maggio
Name:	Paula C. Maggio
Title:	Senior Vice President, General Counsel, Secretary

Date: May 19, 2010

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated May 13, 2010

3.1	Articles of Amendment of the Company increasing the number of authorized shares Common Stock filed with the State Department of Assessments and Taxation of the State of Maryland on May 14, 2010.

3.2	Articles Supplementary of the Company increasing the number of shares of preferred stock classified as Series D Junior Participating Preferred Stock filed with the State Department of Assessments and Taxation of the State of Maryland on May 18, 2010.

5.1	Opinion of Venable LLP regarding legality of shares offered

8.1	Opinion of Paul, Hastings, Janofsky & Walker LLP regarding certain tax matters

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Paul, Hastings, Janofsky & Walker LLP (included in Exhibit 8.1)

99.1	Press Release dated May 19, 2010